Registration No. 33-6418

1940 Act File No. 811-4946

Filed Pursuant to Rule 497(e)

THOMPSON IM FUNDS, INC.

LARGECAP FUND

MIDCAP FUND

BOND FUND

Supplement Dated February 26, 2020 to Statement of Additional Information Dated March 31, 2019

Director and Officer Retirement

Effective February 20, 2020, John W. Thompson retired from his positions as a Director on the Board of Directors and as President of Thompson IM Funds, Inc. (the “Funds”). Mr. Thompson was an “interested person” of the Funds by virtue of his position with the Funds and Thompson Investment Management, Inc., the investment adviser to the Funds.

Change of Control of Thompson Investment Management, Inc.

The second sentence of page 33 of the Statement of Additional Information is replaced with the following:

Effective as of February 20, 2020, each of James T. Evans, Penny M. Hubbard, and Jason L. Stephens controls TIM by virtue of their respective ownership of its voting securities.